                                                                  EXHIBIT 10.9

[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]

                          EASY ASSAY LICENSE AGREEMENT


         THIS AGREEMENT, dated September 22, 1995, is entered into by and between SANDOZ PHARMA LTD., a Swiss Corporation with offices at Lichtstrasse 35, CH-4002 Basle/Switzerland ("SANDOZ") and BIOSITE DIAGNOSTICS INCORPORATED, a Delaware corporation with offices at 11030 Roselle Street, San Diego, CA 921211/USA ("LICENSEE").

                              W I T N E S S E T H:

         WHEREAS, SANDOZ and LICENSEE have entered into an ANTIBODY LICENSE AGREEMENT of even date herewith, pertaining to diagnostic assays utilizing monoclonal antibodies for measuring levels of the immunosuppressant cyclosporine in blood and plasma;

         WHEREAS, SANDOZ has developed an improved monoclonal antibody based assay for measuring cyclosporine levels in blood and plasma, which improved assay further comprises compound capable of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION], for which improved assay SANDOZ owns patents, patent applications, technical information, data, and know-how, and which improved assay, because it can be conducted in a short period of time without the need for laboratory equipment or special skills, is particularly well suited for use in connection with small portable fluorometers;

         WHEREAS, LICENSEE has particular expertise in the development and marketing of assays for use in connection with small portable fluorometers;

         WHEREAS, SANDOZ and LICENSEE desire that LICENSEE should develop and market a hand-held, rapid monoclonal antibody-based cyclosporine assay utilizing SANDOZ's improved assay technology and capable of being read by LICENSEE's portable fluorometer, [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION];

         IT IS NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, agreed as follows:

         1.       PROVISIONS INCORPORATED FROM ANTIBODY LICENSE
                  AGREEMENT.

         The provisions of Articles 1 (Definitions), 6 (Verification), 7 (Government Approvals), 8 (Confidential Information), 9 (Patents), 11 (Governing Law and Jurisdiction), 12 (Notices), 14 (Excused Non-Performance), 15 (Severability), and

16 (Publicity and Promotional Activities) of the ANTIBODY LICENSE AGREEMENT between the parties of even date herewith, and such other provisions of the ANTIBODY LICENSE AGREEMENT as are specifically referenced below shall also be applicable to this Agreement, mutatis mutandis, and are incorporated herein by reference. A copy of the ANTIBODY LICENSE AGREEMENT is attached hereto and made a part of this Agreement.

         2. ADDITIONAL DEFINITIONS.

         In addition to the definitions in the ANTIBODY LICENSE AGREEMENT, the following definitions will apply to this Agreement:

         2.1 [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         2.2 "CyA EASY Assays" shall refer [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         2.3 "SANDOZ EASY Know-How" shall mean all biological, chemical, and immunological materials, methods and other technical information, presently or hereafter during the term of this Agreement in the possession or control of SANDOZ which relate to [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] or to CyA EASY Assays, and which is conveyed to LICENSEE in writing, orally or through other tangible materials.

         2.4 "SANDOZ EASY Patent Rights" shall mean all patent applications worldwide and patents granted thereon, and all extensions and supplemental protection certificates based on such patents, now or hereafter during the term of this Agreement owned or controlled by SANDOZ, which incorporate one or more claims covering [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] or CyA EASY Assays which has not been declared to be invalid or unenforceable by the final judgment of a court of competent jurisdiction from which no appeal can be or has been taken; a listing of such subsisting SANDOZ EASY Patent Rights being provided in the attached SCHEDULE B, which will be updated from time to time as appropriate.

         2.5 "EASY Patent Countries" shall mean countries in which SANDOZ EASY Patent Rights subsist.

         2.6 "Net EASY Sales" shall mean the gross sales of CyA EASY Assays by LICENSEE, its Affiliates and its sublicensees (if any) billed to customers, less the amount actually allowed to customers for (1) adjustments granted to customers, including without limitation credits and allowances or on account of the rejection or return of CyA EASY Assays previously sold, (2) trade and cash discounts, rebates and distributor fees, (3) transportation, insurance and handling charges and (4) sales, excise, turnover and similar taxes and any duties and other governmental charges imposed upon the production, importation, use or sale of CyA EASY Assays. Where the price of a CyA EASY Assay includes the price of the device reader or the price of an assay for a compound other than CyA, Net EASY Sales shall be determined by a formula (to be agreed upon by the parties before sales at such price are made) calculated to exclude that portion of sales of CyA EASY Assays reasonably attributable to such prices of the device reader and/or the assay for a compound other than CyA.

         2.7 "SANDOZ Trademarks" shall mean the trademarks listed on the attached SCHEDULE C.

         3. FEASIBILITY.

         3.1 To demonstrate feasibility, a CyA EASY Assay developed by LICENSEE
(i) must meet the feasibility criteria for a CyA Assay as set forth in section 2 of the ANTIBODY LICENSE AGREEMENT, the provisions of which shall apply, mutatis mutandis, to this Agreement; [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         3.2 In addition to providing [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] as provided in section 2 of the ANTIBODY LICENSE AGREEMENT, SANDOZ will also provide [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         4. LICENSES.

         4.1 Upon proof of feasibility of the CyA EASY Assay pursuant to Article
3.1 of this Agreement and receipt of the notification referred to in Article 2.4 of the Antibody Assay Agreement, SANDOZ undertakes to grant to LICENSEE a License under SANDOZ EASY Patent Rights and SANDOZ EASY Know-How to make, have made, use and sell CyA EASY Assays worldwide. For CyA EASY Assays intended to be read by [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] License shall be exclusive. For CyA EASY Assays intended to be read by [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] (in particular by [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION], this License shall be non-exclusive.

         4.2 Simultaneously with the grant of the License under Article 4.1 of this Agreement, SANDOZ further undertakes to grant LICENSEE a Non-exclusive License [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         4.3 All CyA EASY Assays sold by LICENSEE pursuant to this Agreement shall be marked [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION], as provided in Article 11 of this Agreement.

         4.4 Sublicense of any License granted under this Agreement other than to Affiliates of LICENSEE shall require the express written consent of SANDOZ. In the event of any sublicense, LICENSEE shall undertake to ensure that the performance of such sublicensee complies with all terms and conditions of this Agreement to the same extent as if performed by LICENSEE directly.

         5. SUPPLIES OF [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         5.1 In order to ensure the good and consistent quality of the CyA EASY Assays, SANDOZ shall supply LICENSEE and LICENSEE shall purchase from SANDOZ all requirements of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] reasonably and justifiably needed for the purpose of development and production of CyA EASY Assays following proof of feasibility, in accordance with the provisions of this Article 5.

         SANDOZ, however, may terminate [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         5.2 At the latest three months before the beginning of any calendar quarter LICENSEE shall place a firm order with SANDOZ in writing for the first quarter and indicate to SANDOZ its estimated requirement for each of the following three quarters and the subsequent 12 months. SANDOZ has no commitment to supply any quantities of LICENSEE's requirements exceeding by [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] the last estimate given for such quarter. In the event that SANDOZ is unwilling or unable to supply any quantities of LICENSEE's requirements exceeding by [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] the last estimate given for such quarter, then LICENSEE shall have the right to purchase the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] elsewhere or to prepare this compound internally.

         Freight, duty and associated taxes shall be paid by [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] with each element shown separately in invoices. Title shall pass to LICENSEE upon transfer to the carrier by SANDOZ for final shipment to LICENSEE. Delivery shall be made to LICENSEE within [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] working days of the date of LICENSEE's order therefor.

         5.3 The supply price for [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] shall be [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] per gram FCA Basel (1992-SFr). In the event that the contribution of the cost [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] at this supply price to the total production cost of the CyA EASY Assay exceeds [CONFIDENTIAL

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
MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION], this supply price may be renegotiated. LICENSEE may purchase less than one gram of such materials at pro rata cost.

         6. FEES AND ROYALTIES.

         6.1 In addition to the fees payable under the ANTIBODY LICENSE AGREEMENT, LICENSEE shall pay to SANDOZ a [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] payment of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] as follows: (a) upon execution of this Agreement, LICENSEE shall pay to SANDOZ the amount of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]; and (b) upon the date of first commercial sale of the CyA EASY Assays, LICENSEE shall pay SANDOZ the amount of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. Of this payment, [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         6.2 In addition to the royalties payable under the ANTIBODY LICENSE AGREEMENT, LICENSEE shall pay to SANDOZ the following royalties:

         a. For sales in each EASY Patent Country, LICENSEE shall pay a royalty of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] of Net EASY Sales in such county for such time as one or more of SANDOZ EASY Patent Rights covers the sale by LICENSEE of CyA EASY Assays in such country, following which the royalty shall be reduced to [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] of Net EASY Sales.

         b. For sales in all other countries, LICENSEE shall pay a royalty of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] on all Net EASY Sales.

         c. With respect to sale of CyA EASY Assays in any EASY Patent Country, the obligation of LICENSEE to pay royalties as provided above shall be reduced by [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] in the event and for the period that an unlicensed third party or parties sell any quantity of CyA EASY Assays in excess of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] of the total market in such EASY Patent Country for CyA EASY Assays, said market share percentage to be determined by an independent market survey organization mutually agreed to by SANDOZ and LICENSEE.

         6.3 Articles 5.4 through 5.12 of the ANTIBODY LICENSE AGREEMENT, concerning calculation and payment of royalties for CyA Assays shall apply, mutatis mutandis, to calculation and payment of royalties for CyA EASY Assays.


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
         6.4 [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         7. QUALITY CONTROL.

         7.1 As soon as reasonably practicable after completion of the feasibility study under Article 3 of this Agreement, LICENSEE shall establish and submit to SANDOZ for approval, which shall not be unreasonably withheld or delayed, initial quality control standards, which shall include objective standards for assay sensitivity, specificity, range, stability and failure profile of readers. LICENSEE shall manufacture, or cause to be manufactured, the CyA EASY Assays according to such standards.

         LICENSEE shall comply with all applicable Good Manufacturing Practices and with all standards and requirements of regulatory authorities in the countries in which LICENSEE sells or supplies CyA EASY Assays.

         These quality control standards will apply regardless of whether failure to meet such standards is due to a defect in the CyA EASY Assay itself or a defect in the fluorometer supplied by the LICENSEE. LICENSEE shall monitor quality to ensure that these standards are maintained. LICENSEE shall provide SANDOZ with periodic certificates to ensure that these quality control standards are maintained, and upon [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] advance notice, SANDOZ (or such independent consultants as SANDOZ may designate) shall have the right at its sole expense to visit LICENSEE's facilities to inspect the manufacturing, packaging, and storage of the CyA EASY Assays by LICENSEE.

         7.2 LICENSEE shall develop and submit to SANDOZ for approval, which approval shall not be unreasonably withheld or delayed, supply standards which shall set forth inventory control procedures, targets for delivery times and procedures for informing sales personnel of supply constraints, and LICENSEE shall use commercially reasonable efforts to ensure that CyA EASY Assays, or fluorometers for reading such CyA EASY Assays, sold or supplied by LICENSEE in any country shall be delivered to the customer within a reasonable time and not later than the time promised to the customer. LICENSEE shall monitor orders, supplies, and the time required to fill orders and shall ensure that sales representatives are aware of supply constraints.

         7.3 LICENSEE shall promptly advise SANDOZ of serious problems or alleged problems with supply and/or quality of the CyA EASY Assays, e.g., as reflected by customer complaints, letters from regulatory authorities, lawsuits, regulatory actions, internal reports and data, and any other information alleging, suggesting, stating or evidencing serious problems exist with the quality or reliable supply of the CyA EASY

Assays. LICENSEE shall take immediate steps to investigate and use commercially reasonable efforts to resolve such problems.

         8. COMMERCIALLY REASONABLE EFFORTS.

         8.1 LICENSEE shall use commercially reasonable efforts to develop and obtain FDA approval to manufacture and sell a CyA EASY Assay which meets the feasibility requirements of Article 3 of this Agreement, and shall thereafter diligently develop, manufacture, market and sell such CyA EASY Assays in accordance with this Agreement for the duration of this Agreement.

         9. PRODUCTS LIABILITY.

         9.1 LICENSEE shall indemnify and hold harmless SANDOZ and its Affiliates and their respective directors, officers, employees and consultants from all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) that they may suffer as a result of any claims, demands, actions or other proceedings made or instituted by any third party against any of them and which arise or result from defects or alleged defects in any CyA EASY Assays or fluorometers manufactured, distributed or sold pursuant to this Agreement, except for claims made or suits brought which arise or result from defects in [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] supplied by SANDOZ or its Affiliates which materials have been handled, used and stored by LICENSEE (or those under LICENSEE's direction or control) in accordance with SANDOZ's instructions.

         9.2 SANDOZ shall indemnify and hold harmless LICENSEE and its respective directors, officers, employees and consultants from all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) that they may suffer as a result of any claims, demands, actions or other proceedings made or instituted by any third party against any of them and which arise or result from defects or alleged defects in [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] supplied by SANDOZ or its Affiliates, which materials have been handled, used and stored by LICENSEE (or those under LICENSEE's direction or control) in accordance with SANDOZ's instructions.

         9.3 The indemnity obligations under this Article 9 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnitor, which consent shall not be withheld unreasonably. The indemnitor may not settle the action or otherwise consent to an adverse judgment in such action that diminishes the rights or interests of the indemnitee without the express written consent of the indemnitee. The indemnitee, its employees and agents, shall cooperate fully with the indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

         9.4 Both parties shall undertake to ensure that they maintain reasonably adequate insurance or liquid reserves to cover potential claims under this Article 9.


         10. EASY ASSAY DEVELOPMENT AND MANUFACTURE.

         10.1 LICENSEE shall conduct the research, development and commercialization of the CyA EASY Assays, of the fluorometers necessary to read such assays, and of such operating software (including EPROMs and the like) as may be required to operate the fluorometers.

         10.2 LICENSEE, in consultation with SANDOZ, will endeavor to develop operating software that will calculate patient exposure to CyA following administration of a microemulsion preconcentrate formulation of CyA, based on the level of CyA in the test sample, the dosage of CyA received by the patient, and the time of administration.

         11. MARKETING, SALES, DISTRIBUTION, AND USE OF TRADEMARKS.

         11.1 The parties will each nominate three members to a Steering Committee, which will meet periodically to discuss any issues which might arise concerning the accuracy, ease of use, reliability, manufacturing and distribution capacity, and other issues relating to the performance and availability of the assays. Each party will appoint one Steering Committee member to be the primary contact person.

         11.2 The exact manner and style of marking and labeling the CyA EASY Assays produced or sold by LICENSEE will be discussed and agreed between the parties; however:

         i. all CyA EASY Assays sold pursuant to this Agreement, and at the option of SANDOZ, such of LICENSEE's fluorometers as would only be suitable for use in connection with such CyA EASY Assays, [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION];

         ii. no SANDOZ trademark shall be used in combination with another trademark in a manner which may suggest that it is owned by LICENSEE or another party, and with each public use of a SANDOZ Trademark, whether on a label, promotional item, package, or other presentation to the public, LICENSEE shall expressly acknowledge SANDOZ's ownership of the SANDOZ Trademark, e.g., with a legend stating "[SANDOZ Trademark] is a registered trademark of SANDOZ LTD" or words to that effect;

         iii. registration and maintenance of the SANDOZ Trademarks shall be the responsibility of SANDOZ; [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION];

         iv. each party shall have the right to require that its company name and trademarks appear on the labeling or packaging for the CyA EASY Assays; and

         v. each party shall use commercially reasonable efforts to ensure that the labeling and packaging of the CyA EASY Assays complies with all applicable laws and regulations.

         11.3 Any and all labels, logos, promotional materials, packaging or other presentation to the public which contains or depicts a SANDOZ Trademark must be approved by SANDOZ before use or distribution. All public statements by LICENSEE concerning the properties, activities, bioavailability or other characteristics of any cyclosporine formulations, including statements in promotional materials, package inserts, articles, or other public disclosures, must be approved in advance by SANDOZ.

         11.4 In all countries where the CyA EASY Assays are sold by LICENSEE, including the United States, SANDOZ shall have the option to co-promote LICENSEE's CyA EASY Assays. In the event of co-promotion, each party agrees to use its commercially reasonable efforts for the cooperative and coordinated marketing, sale, and distribution of CyA EASY Assays. Coordinated marketing efforts may include the following activities, which will be reviewed and agreed to by a joint marketing team:

         a. Co-promotion of test kits to the transplant community via trade shows, trade communications, advertising, etc.;

         b. Joint sales presentations by LICENSEE's sales representatives and SANDOZ sales representatives to transplant professionals in an effort to provide complete, accurate, and consistent information regarding CyA EASY Assays, [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION];

         c. [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         In the event of co-promotion, both parties agree to use their commercially reasonable efforts to co-promote CyA EASY Assays of LICENSEE [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. Sales of LICENSEE's CyA EASY Assays as a result of co-promotion under this Article
11.4 shall be made by LICENSEE, and no compensation would be due to SANDOZ with respect to such sales other than as provided under Article 6 hereof. Should the parties decide that it would be appropriate for SANDOZ to sell directly in some cases, however, such sales would be governed by Article 11.6 hereof.

         11.5 [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. All sales and distribution shall be by LICENSEE or its Affiliate(s) unless otherwise agreed, except as provided in Article 11.4 hereof. SANDOZ reserves the right to approve all distribution via third parties in the [CONFIDENTIAL

MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION], provided that SANDOZ must raise any objections to any proposal by LICENSEE for distribution by third parties within sixty (60) days of receipt of such proposal in writing from LICENSEE. In the event of any distribution by third parties, LICENSEE shall undertake to ensure that such distribution complies with all terms and conditions of this Agreement to the same extent as if performed by LICENSEE directly.

         11.6 In some countries, SANDOZ and LICENSEE may enter into arrangements wherein SANDOZ sales representatives in a particular country would undertake to sell CyA EASY Assays manufactured by LICENSEE. In such a case, it is foreseen that such sales by SANDOZ sales representatives would be booked by LICENSEE and SANDOZ would receive a commission in the amount of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] (or such other amount as may be agreed on by the parties) on Net EASY Sales of LICENSEE's CyA EASY Assays attributable to SANDOZ sales representatives in such countries. Any royalties due to SANDOZ on such sales pursuant to this Agreement and/or the ANTIBODY LICENSE AGREEMENT would be creditable against such commissions.

         12. TERM AND TERMINATION.

         12.1 [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         12.2 LICENSEE shall have the right to terminate this Agreement [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         12.3 If the ANTIBODY LICENSE AGREEMENT is terminated before the later of the following dates (i) [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]; or (ii) [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         12.4 Either party shall have the right to terminate this Agreement and the licenses granted hereunder forthwith by notice in writing to the other party if the other party fails to perform or observe any of the material terms hereof on its part to be performed and observed, and fails to remedy such breach within [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] of a notice to remedy the same (such notice giving adequate particulars of the alleged default and of the intention of the party serving the notice to terminate this Agreement under this Article) or, if the breach is one which requires more than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] to remedy, the remedying was not commenced promptly and thereafter diligently pursued.

         12.5 SANDOZ shall have the right to terminate the Non-exclusive License to use the SANDOZ Trademarks granted under

Article 4.2 of this Agreement forthwith in the event that another entity acquires direct or indirect beneficial ownership of at least [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] of the voting interest in, or a greater than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] interest in the equity of LICENSEE, or that LICENSEE is merged with another company, transfers substantially all of its assets to another company, declares bankruptcy, or is adjudged insolvent. In the event that SANDOZ exercises this right, the License granted under Article 4.1 of this Agreement will become non-exclusive, and the royalties falling due under this Agreement from and after such time as SANDOZ exercises this right will be reduced by [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] and will be payable in each country only until the later of the following dates: [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         12.6 Upon the later of the following dates: [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. In the event that LICENSEE exercises this right, the License granted under Article 4.1 of this Agreement will become non-exclusive, and LICENSEE shall have a paid up license to make, have made, use and sell CyA EASY assays, but shall have a right to use the SANDOZ Trademarks.

         12.7 In the event that LICENSEE discovers that quality control or supply standards under Article 7 of this Agreement have not been met, LICENSEE
(i) shall notify SANDOZ immediately and (ii) shall have [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] from such discovery to cure such deficiencies, or if any such deficiency is one which requires more than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] to cure, LICENSEE shall commence promptly and thereafter diligently pursue cure of such deficiency, failing which cure, SANDOZ shall have the right to terminate this Agreement forthwith.

         12.8 Any termination of this Agreement (a) shall automatically cancel the licenses granted to LICENSEE hereunder; (b) shall be without prejudice to the rights of either party against the other party which may have accrued up to the date of such termination (including SANDOZ' right to be paid any amounts due and payable hereunder); and (c) shall be without prejudice to the rights of LICENSEE to dispose of quantities of CyA EASY Assays in its possession, subject to the payment of any amounts due thereon to SANDOZ as provided herein.

         12.9 In the event of any termination of this Agreement other than as a result of mutual agreement of the parties or breach by SANDOZ of this Agreement, the ANTIBODY LICENSE AGREEMENT, or the Debenture Purchase Agreement, LICENSEE shall [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         13. ENTIRE AGREEMENT.

         13.1 This Agreement, the ANTIBODY LICENSE AGREEMENT and the Debenture Purchase Agreement, all by and between SANDOZ and LICENSEE and all of even date, constitute the entire understanding and agreement of the parties with respect to the subject matter of such agreements and supersede all previous negotiations, representations, and writings. No variation or modification of any of these agreements or waiver of any terms or provisions thereof shall be valid unless in writing and signed by the appropriate parties thereto. Breach of any of these three agreements shall be considered a breach of all three agreements.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

                                       SANDOZ PHARMA LTD.



                                       By /s/ D. Vasella
                                          --------------------------
                                       Name: D. Vasella
                                             -----------------------
                                       Title: CEO
                                             -----------------------


                                       By /s/ C.S. Morris
                                          --------------------------
                                       Name: C.S. Morris
                                             -----------------------
                                       Title: V.P.
                                             -----------------------

                                       BIOSITE DIAGNOSTICS, INCORPORATED


                                       By /s/ Kim D. Blickenstaff
                                          --------------------------
                                       Name: Kim D. Blickenstaff
                                             -----------------------
                                       Title: President & CEO
                                             -----------------------

                                   Schedule B

                      Listing of SANDOZ EASY Patent Rights

As of 15 September 1995, SANDOZ has been granted the following patents covering [CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE
COMMISSION].[CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION] (entire table).

===============================================================================
       Country                  Patent Numbers               Expiry date*
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*        The expiry date is calculated without considering the possibility of patent term extension, which may be available in some cases.

**       Application allowed; patent number not yet known.

***      Application pending; not yet granted.

SANDOZ additionally owns PCT application [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] which claims the EASY assay and related assay systems for [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. Patents resulting from this application will expire in [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] most countries, not counting possible extensions.

                                   SCHEDULE C


         SANDOZ owns several trademarks relating to its [CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION]:


                      [CONFIDENTIAL MATERIALS REDACTED AND FILED
                      SEPARATELY WITH THE COMMISSION]
                      [CONFIDENTIAL MATERIALS REDACTED AND FILED
                      SEPARATELY WITH THE COMMISSION]
                      [CONFIDENTIAL MATERIALS REDACTED AND FILED
                      SEPARATELY WITH THE COMMISSION]

                      [CONFIDENTIAL MATERIALS REDACTED AND FILED
                      SEPARATELY WITH THE COMMISSION]
                      [CONFIDENTIAL MATERIALS REDACTED AND FILED
                      SEPARATELY WITH THE COMMISSION]
                      [CONFIDENTIAL MATERIALS REDACTED AND FILED
                      SEPARATELY WITH THE COMMISSION]